                                   EX-99.B13.

                     Calculation of Performance Information

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4/3/98

PRIME MONEY FUND II CAPITAL NO LOAD FUND E YIELD CALCULATIONS AS OF 12/31/97


Seven Day Yield

12/31/97 Unit Price                         10.737     (A)
12/24/97 Unit Price                         10.729     (B)

Difference                                   0.008     (C)

Base Return  (C) / (B)                 0.000745643

Annualized Base Return = (C) / (B) * 365/7 =                     3.89%

Effective Yield = (1+Base Return) (to the power of) (365/7) -1 = 3.96%

TOTAL RETURN ON CAPITAL NO LOAD PORTFOLIOS OVER RESPECTIVE PERIODS

FORMULA
P*(1+T) (to the power of) N = ERV   T = ((ERV/P) (to the power of) 1/N) -1

POLICY ISSUE FEE                    0
ANN CONTRACT MNT CHG            30.00
TIME SINCE START                 2.17
TIME SINCE START                 2.17 (Small Cap & Growth & Income Portfolio's)
SURRENDAR CHARGE 1                  0
SURRENDER CHARGE 2                  0
SURRENDER CHARGE 3                  0
SURRENDER CHARGE 4                  0
SURRENDER CHARGE 5                  0
SURRENDER CHARGE 6                  0

SMALL CAP GROWTH                                                 SMALL CAP GROWTH
ONE YEAR                                                         START OF PORTFOLIO

Unit Price EOP                              12.909               Unit Price EOP                           12.909
Unit Price BOP                               13.01               Unit Price BOP                           10.000

Accum Value EOP                             992.24               Accum Value EOP                        1,290.90
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                             991.82               Surrender Value                        1,289.99
Total Return                                -0.818%              Total Return                            12.450%


WORLD EQUITY                                                     WORLD EQUITY

ONE YEAR                                                         START OF PORTFOLIO

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
Unit Price EOP                              12.279               Unit Price EOP                           12.279
Unit Price BOP                              11.333               Unit Price BOP                           10.000

Accum Value EOP                           1,083.47               Accum Value EOP                        1,227.90
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,083.05               Surrender Value                        1,226.99
Total Return                                 8.305%              Total Return                              9.885%


GROWTH                                                           GROWTH

ONE YEAR                                                         START OF PORTFOLIO

Unit Price EOP                              15.307               Unit Price EOP                           15.307
Unit Price BOP                              12.569               Unit Price BOP                           10.000

Accum Value EOP                           1,217.84               Accum Value EOP                        1,530.70
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,217.42               Surrender Value                        1,529.79
Total Return                                21.742%              Total Return                             21.642%


MATRIX EQUITY                                                    MATRIX EQUITY

ONE YEAR                                                         START OF PORTFOLIO

Unit Price EOP                              13.157               Unit Price EOP                           13.157
Unit Price BOP                              10.942               Unit Price BOP                           10.000

Accum Value EOP                           1,202.43               Accum Value EOP                        1,315.70
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,202.01               Surrender Value                        1,314.79
Total Return                                20.201%              Total Return                             13.442%


GROWTH & INCOME                                                  GROWTH & INCOME

ONE YEAR

Unit Price EOP                              14.835               Unit Price EOP                           14.835
Unit Price BOP                              11.747               Unit Price BOP                           10.000

Accum Value EOP                           1,262.88               Accum Value EOP                        1,483.50
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,262.46               Surrender Value                        1,482.59
Total Return                                26.246%              Total Return                             19.898%

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
MULTIPLE STRATEGIES                                              MULTIPLE STRATEGIES

ONE YEAR                                                         START OF PORTFOLIO

Unit Price EOP                              14.102               Unit Price EOP                           14.102
Unit Price BOP                              11.835               Unit Price BOP                           10.000

Accum Value EOP                           1,191.55               Accum Value EOP                        1,410.20
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,191.13               Surrender Value                        1,409.29
Total Return                                19.113%              Total Return                             17.129%


HIGH INCOME BOND                                                 HIGH INCOME BOND

ONE YEAR                                                         START OF PORTFOLIO

Unit Price EOP                              12.802               Unit Price EOP                           12.802
Unit Price BOP                              11.446               Unit Price BOP                           10.000

Accum Value EOP                           1,118.47               Accum Value EOP                        1,280.20
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,118.05               Surrender Value                        1,279.29
Total Return                                11.805%              Total Return                             12.020%


U.S. GOVERNMENT BOND                                             U.S. GOVERNMENT BOND

ONE YEAR                                                         START OF PORTFOLIO

Unit Price EOP                              11.189               Unit Price EOP                           11.189
Unit Price BOP                              10.385               Unit Price BOP                           10.000

Accum Value EOP                           1,077.42               Accum Value EOP                        1,118.90
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,077.00               Surrender Value                        1,117.99
Total Return                                 7.700%              Total Return                              5.274%


PRIME MONEY FUND II                                              PRIME MONEY FUND II

ONE  YEAR                                                        START OF PORTFOLIO

Unit Price EOP                              10.737               Unit Price EOP                           10.737
Unit Price BOP                              10.387               Unit Price BOP                           10.000

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
Accum Value EOP                           1,033.70               Accum Value EOP                        1,073.70
Surrender Charge                                 -               Surrender Charge                              -
Ann Contract Charge                           0.42               Ann Contract Charge                        0.91
Surrender Value                           1,033.28               Surrender Value                        1,072.79
Total Return                                 3.328%              Total Return                              3.291%


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